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                                                                   Exhibit 10.10
                              SYNAPSE GROUP, INC.
                         OPTION STOCKHOLDERS AGREEMENT

     THIS OPTION STOCKHOLDERS AGREEMENT (the "Agreement") is made as of ___________, 2000, by and among SYNAPSE GROUP, INC., a Delaware corporation (the "Company"), and the person whose name is set forth below (the "Stockholder").

     WHEREAS, the Stockholder is an employee or consultant of the Company being granted options to purchase shares of Class B non-voting Common Stock of the Company pursuant to the Company's 2000 Stock Incentive Plan, as the same may be amended (the "Plan"); and

     WHEREAS, as a condition of being granted such options, the Stockholder is willing to enter into an agreement imposing certain restrictions on the transfer of the Stockholder's shares.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties agree as follows:

     1.   Definitions. In addition to the terms defined elsewhere herein, when
          -----------
used herein the following terms shall have the meanings indicated:

          (a)  Permitted Transferee shall mean any Person to whom any Shares are
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transferred in accordance with and subject to the terms of this Agreement.

          (b)  Person shall mean a natural person, corporation, limited
               ------
partnership, general partnership, limited liability company, limited liability partnership, joint stock company, joint venture, association, company, trust, bank trust company, land trust, business trust or other organization, whether or not a legal entity, and a government or agency or political subdivision thereof.

          (c)  Securities Act shall mean the Securities Act of 1933, as amended.
               --------------

          (d)  Sell or Transfer, as to any Shares, shall mean to sell, or in any
               ----    --------
other way, directly or indirectly, transfer, assign, exchange, donate, make a gift of, distribute, pledge, hypothecate, transfer voting rights with respect to, encumber or otherwise dispose of, either voluntarily or involuntarily, or the act of making any such sale, transfer, assignment, exchange, donation, gift, distribution, pledge, hypothecation, encumbrance or other disposition.

          (e)  Shares shall mean all of the shares of capital stock of the
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Company currently owned by the Stockholder, shares of capital stock of the
Company or rights to acquire shares of capital stock of the Company issued pursuant to the Plan or any such rights, shares of capital stock of the Company owned by persons who become the Stockholders after the date of this Agreement, any shares of capital stock acquired in exchange for Shares as a result of mergers, recapitalizations, consolidations or otherwise, any additional Shares issued or distributed by the Company by reason of stock dividends, increases in outstanding shares, additional issuances or otherwise and any options, warrants or rights to purchase any of the foregoing; provided, however that the term "Shares" shall not include any shares of capital stock of the Company registered under the Securities Act.
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          (f)  Stockholder shall mean the Stockholder and shall include any
               -----------
Person who, after the date hereof, acquires Shares as a Permitted Transferee of the Stockholder (or of any subsequent Permitted Transferee) in accordance with and subject to the terms of this Agreement.

     2.   Restrictions on Transfer.
          ------------------------

          (a) The Stockholder agrees not to Transfer, Encumber, or contract to Transfer or Encumber, any of his or her Shares, or any right, title or interest therein or thereto, except as permitted under and in accordance with the terms of this Agreement. No non-complying Transfer or Encumbrance or purported Transfer or Encumbrance (an "Ineffectual Transfer") pursuant to which any Person shall attempt to acquire any right, title or interest in any Shares other than in accordance with the provisions of this Agreement, shall be recognized by the Company. An Ineffectual Transfer shall be null and void, shall not be recorded as a transfer on the stock transfer records of the Company and shall not give rise to any option with respect to such Shares under this Agreement. Notwithstanding the occurrence of any attempted Ineffectual Transfer, the purported transferor of Shares shall continue to be entitled, so long as he shall remain the owner of such Shares, to any and all existing rights and privileges of a Stockholder to which he is otherwise entitled, and subject to all obligations of a Stockholder, with respect to such Shares.

          (b) The provisions of this Section shall apply to any Permitted Transferee (or subsequent Permitted Transferee) of a Stockholder.

     3.   Corporation Right of First Refusal Upon Sale to Third Party.
          -----------------------------------------------------------

          (a) If the Stockholder (referred to in this section as the "Selling Stockholder") receives a bona fide offer to purchase all or any part of his or her Shares and wishes to accept the offer, the Selling Stockholder shall give notice in writing to the Company. The notice shall describe all of the terms of the offer, including the number of Shares sought, the purchase price, the payment terms, the identity of the offeror and any other relevant terms. The Company shall have the option to purchase all, but not less than all, of the Shares offered by the Selling Stockholder, or to designate a third party, to purchase such Shares for (i) the purchase price and on the payment terms described in the notice of the offer or (ii) at Fair Market Value per share (as defined in the Plan) in cash.

          (b) The Company shall notify the Selling Stockholder as to whether it intends to exercise the option as soon as possible, but in no event later than thirty (30) days after receipt of the Selling Stockholder's notice of offer (the "Option Period"). The closing of the sale shall take place within one hundred and twenty (120) days after exercise of the option under this Section. If the Company does not notify the Selling Stockholder within the Option Period, then the Selling Stockholder shall be free to sell his or her Shares, but such sale shall be subject to the following conditions: (i) the Shares must be sold to the person identified as the offeror in the notice of offer; (ii) the closing of the sale must take place within sixty (60) days after the expiration of the Option Period; (iii) the terms of the sale must be the same as those described in the notice of offer (or terms less favorable to the offeror); and (iv) the offeror must agree in writing to be bound by all of the terms of this Agreement and such writing must be delivered to the Company on or before the closing date.

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          (c)  If the Stockholder wishes to Transfer, other than by means of a bona fide sale, any shares of common stock of the Company acquired upon exercise of options granted under the Plan ("Option Shares"), such Transfer may be permitted in accordance with the terms of the applicable Nonstatutory Stock Option Agreement or Incentive Stock Option Agreement. If the Stockholder wishes to Transfer, other than by means of a bona fide sale, any Shares other than Option Shares, the Stockholder shall notify the Company in writing of all relevant terms of such proposed Transfer and the Company may, in its sole discretion, permit such Transfer to occur in compliance with Sections 12(a) and
(h) hereof.

     4.  Change in Control. In the event the Board of Directors of the Company
         -----------------
(the "Board") has approved a "Change in Control" transaction (as defined below), the Company shall have the option, exercisable immediately prior to the consummation of such Change in Control, to purchase the Shares of the Stockholder at the Fair Market Value per share as defined in the Plan.

     A "Change in Control" shall be deemed to have occurred if any one of the following events shall have occurred:

     (a) any Person is or becomes the "Beneficial Owner" (as defined in Rule l3d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 50% or more of the Company's then outstanding voting securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below; or

     (b) the following individuals cease for any reason to constitute a majority of the number of directors than serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date (as defined in the Plan) or whose appointment, election or nomination for election was previously so approved or recommended; or

     (c) there is consummated a merger or consolidation of the Company with any other corporation other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 75% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of

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          the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

     (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

     For purposes of this Section 4 only, (i) "Person" shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (1) the Company, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock or (5) Jay Walker or Michael Loeb or any of their Family Members or Family Members of such Family Members; (ii) "Family Member" shall mean, as to any natural Person, a parent, child, descendant, spouse or sibling of the Person, the spouse of any of the foregoing, or the estate, any guardian, custodian or conservator of the Person or any of the foregoing, or a trust of which there are and continue to be, during the term of this Plan, no principal beneficiaries other than the foregoing.

     5.   Termination of Employment. In the event that the employment of an
          -------------------------
employee Stockholder with the Company shall terminate for any reason, the Company shall have the right to purchase the Shares of such Stockholder at the Fair Market Value per share as defined in the Plan.

     6.   Conflict of Interest/Non-Compete. The Stockholder agrees that, so long
          --------------------------------
as he is employed by the Company or is acting as a consultant to the Company and for one year after termination of such employment or consulting arrangement, the Stockholder will not be an officer, director, consultant, employee, owner, partner, principal, associate, joint venturer or security holder of, or otherwise render services to or have an ownership or capital interest in, any organization or enterprise which conducts a credit card marketing business or other business in the United States of America competitive with that carried on from time to time by the Company during the period set forth above, except that the Stockholder may hold a passive investment of stock of less than five percent (5%) of outstanding shares in a corporation whose shares are publicly traded.

     7.   Covenant Not to Disclose. The Stockholder acknowledges and agrees that
          ------------------------
much of the information, documents, files and other papers concerning the products, business, operations, financial affairs, or condition of the Company are strictly confidential, including but not limited to, financial statements, customer lists, training manuals, marketing methods, pricing structures, technical data, process information and know-how (the "Confidential Information"). The Stockholder covenants and agrees that

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the Stockholder will not at any time divulge, make known to any person, or use, any of the Confidential Information, whether or not made known to them by reason of being a stockholder, director, officer, employee or consultant of the Company, except (i) as reasonably necessary to conduct the business of the Company, (ii) as required by law, regulation or legal process or (iii) to third parties who have executed and delivered to the Company a non-disclosure agreement, in form and substance satisfactory to the Company.

     All materials, records, and documents developed or owned by the Company, whether embodied in electronic media or in written form, shall be the sole property of the Company and upon the request of the Company, the Stockholder shall promptly deliver to the Company such materials, records and documents or copies thereof as are then maintained by him or otherwise under his control, and shall retain no copies thereof.

     8.   Ineffectual Transfers and Encumbrances.  No noncomplying transfer or
          --------------------------------------
encumbrance or purported transfer or encumbrance (an "Ineffectual Transfer") pursuant to which any Person shall attempt to acquire any right, title or interest in any Shares other than in accordance with the provisions of this Agreement, shall be recognized by the Company. An Ineffectual Transfer shall be null and void, shall not be recorded as a transfer on the stock transfer records of the Company and shall not give rise to any right or option with respect to such Shares under this Agreement. Notwithstanding the occurrence of any attempted Ineffectual Transfer, the purported transferor of Shares shall continue to be entitled, so long as he shall remain the owner of such Shares, to any and all existing rights and privileges of a Stockholder to which he is otherwise entitled, and subject to all obligations of a Stockholder, with respect to such Shares.

     9.   Endorsement of Stock Certificates. Each certificate for Shares issued
          ---------------------------------
by the Company shall bear an endorsement on its front or back substantially as follows:

          "The shares of capital stock of Synapse Group, Inc. (the "Company") represented by this certificate (the "Shares") have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities law and the Shares may not be sold or offered for sale in the absence of an effective registration statement under the Act and any applicable state securities laws or an available exemption from the registration requirements of the Act and any applicable state securities laws. In addition, the Shares are issued, accepted and held subject to and transferable only in accordance with the provisions of an Option Stockholders Agreement with the Company, a copy of which agreement is on file in the office of the Company."

     10.  Failure to Deliver Certificates.  In the event that the Stockholder is
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required by the provisions of this Agreement to sell his or her Shares to the
Company, and the Stockholder fails to deliver the certificates representing such Shares, duly endorsed for transfer, upon tender by the Company of the purchase price therefor, the Company shall have the right to transfer such Shares on the stock transfer records of the Company and to treat such Shares as if the stock certificates had been delivered by the Stockholder. In such event, the Stockholder shall be deemed to have no ownership interest in, or any rights with respect to, such Shares as of the date the Company transfers such Shares on its stock transfer records.

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     11.  Termination of Agreement.  In the event that the Company shall sell
          ------------------------
securities in a public offering pursuant to an effective registration statement under the Securities Act (a "Public Offering"), this Agreement shall terminate and be of no further force and effect upon expiration of the Holdback Period. The "Holdback Period" shall mean the period of time after the date the Company commences the Public Offering during which the Company requires that the Stockholder may not exercise or sell or distribute publicly, including a sale pursuant to Rule 144 under the Securities Act, any Shares, which period of time shall be equal to 180 days or such shorter period of time as the Company may agree in writing. Notwithstanding the foregoing, Sections 6 and 7 shall survive the termination of this Agreement by reason of the foregoing.

     12.  Miscellaneous.
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          (a)  Successor Stockholders Must Sign. Under no circumstances may any
               --------------------------------
Shares be sold, transferred or otherwise disposed of to any Person who has not executed and delivered to the Company a written agreement to be bound by the terms of this Agreement and any transferee or recipient of Shares shall be subject to the same restrictions under this Agreement as were applicable to the original transferor of Shares.

          (b)  Entire Agreement. This Agreement, the Plan and the option
               ----------------
agreement constitute the entire understanding among the parties and no modification, discharge or waiver, in whole or in part, of any of the provisions of this Agreement shall be valid unless in writing and signed by the parties.

          (c)  Headings. The section headings in this Agreement are for
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convenience of reference and do not constitute part of the agreement.

          (d)  Validity. If any provision of this Agreement is found to be
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invalid or unenforceable, such provision shall be, and shall be deemed and modified so as to cure the invalidity or unenforceability, and all other provisions of this Agreement shall be enforceable notwithstanding such invalidity or unenforceability.

          (e)  Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Connecticut.

          (f)  Enforcement. In the event that any party hereto commits a breach
               -----------
of that party's obligations hereunder, any non-breaching party damaged thereby shall be entitled to recover from the party in breach the costs and expenses incurred, including reasonable attorneys' fees and disbursements, in connection with enforcing the provisions hereof. Each party acknowledges that irreparable injury would result to the other party hereto if the Company or the Stockholder, or his or its transferees or legal representatives, fails to comply with any of the restrictions herein imposed upon the transfer or encumbrance of Shares, or with any other covenants, and obligations which are material; and that in the event of any failure to comply with the terms hereof, the parties hereto will not have an adequate remedy at law. Therefore, each party hereto consents to the issuance of an injunction or the enforcement of other equitable remedies at the instance of the Company or the Stockholder to compel performance of the restrictions, covenants, and obligations contained herein. The rights and remedies set forth in this subsection shall be in addition to, and not in lieu of, any other rights and remedies available at law or in equity.

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          (g)  Consent to Jurisdiction, Service of Process and Notices. The
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parties hereto, acting for themselves and for their respective successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably consent to and subject themselves to the jurisdiction of the courts of the State of Connecticut and/or the United States District Court for the District of Connecticut, in respect of any matter arising under or in connection with this Agreement; and service of process, notices and demands of such courts and any other notices or other communications required or permitted under this Agreement may be made upon any of them by personal service at any place where they may be found, or by telefax (with confirming receipt), or by delivery of such process, notices, demands and communications by express mail courier (postage prepaid), or United States registered or certified mail (return receipt requested), addressed to the respective party or parties at the address or addresses set forth on the signature page hereof. No change in such addresses shall be effective insofar as service of process, notices, demands and communications are concerned, unless such change of address shall have been given to the other party hereto as provided in this Section. Any notice given hereunder shall be deemed given and received on the date of personal service or transmission by telefax, or one (1) business day after delivery to an express mail courier for next day delivery, or three (3) business days after deposit with the United States Postal Service, as the case may be.

          (h)  Successors and Assigns. This Agreement is binding upon and shall
               ----------------------
inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns and shall also be binding on all persons who have or claim an interest in any Shares; provided, however, the Stockholder may not assign, transfer, pledge, encumber or otherwise dispose of this Agreement or any rights hereunder without the prior written consent of the Company, or unless specifically permitted herein. No third party is intended to receive any benefit from this Agreement.

          (i)  Survival. Notwithstanding anything in this Agreement, the
               --------
obligations of the Stockholder under Sections 6 and 7 shall be binding on the Stockholder even after he ceases to be a stockholder of the Company.

          (j)  Waivers. No waiver by a party, or by anyone claiming by, through
               -------
or under such party, of any right or of the breach of any representation, warranty, covenant, agreement, condition or duty, shall ever be held or construed as a waiver of the same or any other right or waiver of any other breach of the same or of any representation, warranty, covenant, agreement, condition, or duty. In the event of a breach by a party of any representation, warranty, covenant, agreement, condition or duty, the failure by any other party to take action on account of such breach or to enforce any rights resulting therefrom shall not be deemed a waiver, but such breach shall be a continuing breach until the same has been cured. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a continuing waiver unless otherwise expressly provided therein.

          (k)  Rules of Construction.
               ---------------------

               (i) Unless the context of this Agreement otherwise requires, (a) words of any gender include each other gender; and (b) words using the singular or plural number also include the plural or singular number, respectively.

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               (ii)  In the event any ambiguity or question of intent or
interpretation arises under this Agreement, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

               (iii) The headings in this Agreement are for convenience of reference only and shall not alter or affect the meaning hereof.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                              the "Company"

                              SYNAPSE GROUP, INC.

                              By:  ________________________
                                   Michael Loeb, President


                              Address: Four High Ridge Park
                              Stamford, CT 06905-1325


                              the "Stockholder"


                              ____________________________

                                     (sign above)


                              Name:  ______________________


                              Address:

                              ____________________________
                              ____________________________

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